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                             METROBANK BANCSHARES, INC.


                         1998 EMPLOYEE STOCK PURCHASE PLAN


     1.   PURPOSES.

     The MetroCorp Bancshares, Inc. 1998 Employee Stock Purchase Plan is intended to provide an incentive for employees of MetroCorp Bancshares, Inc. (the "Company") and its subsidiaries to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of shares of Common Stock of the Company. The Plan is intended to qualify as an "Employee Stock Purchase Plan" under Sections 421 and 423 of the Internal Revenue Code of 1986 (the "Code"). The provisions of the Plan will be administered, construed and interpreted in a manner consistent with the requirements of such sections of the Code.

     2.   DEFINITIONS.

          (a) "BASE PAY" means regular straight-time earnings excluding payments for overtime, incentive compensation, bonuses, and other special payments.

          (b)   "BOARD" means the Board of Directors of the Company.

          (c)   "CODE" means the Internal Revenue Code of 1986, as amended.

          (d) "COMMITTEE" means the Committee designated by the Board to administer the Plan, as set forth in Section 13 below.

          (e) "COMMON STOCK" means the common stock, $1.00 par value per share, of the Company.

          (f) "COMPANY" means MetroCorp Bancshares, Inc., and each Subsidiary (whether or not it is now a Subsidiary) unless the context otherwise requires.

          (g) "EMPLOYEE" means any person who is employed by the Company or a Subsidiary for more than 20 hours per week.

          (h) "SUBSIDIARY" means any corporation in which the Company owns, directly or indirectly, 50% or more of the combined voting power of all classes of stock and which has been designated by the Committee as a corporation whose employees may participate in the Plan. The only Subsidiary currently participating in the Plan is MetroBank, N.A.

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     3.   ELIGIBILITY.

          (c) INITIAL ELIGIBILITY. Participation in the Plan is voluntary. Each Employee who has been employed by the Company for three months on any Offering Commencement Date will be eligible to participate in the Plan.

          (d) RESTRICTIONS ON PARTICIPATION. Any provision of the Plan to the contrary notwithstanding, no Employee will be granted an option under the
     Plan:

                (i) if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary; or

                (ii) which permits such Employee's rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   SHARES SUBJECT TO THE PLAN.

     The total number of shares of Common Stock that may be issued upon the exercise of options granted under the Plan will not exceed 200,000 shares (subject to adjustment as provided in Section 17 hereof), and such shares may be unissued shares, reacquired shares, shares bought on the market, or any combination of the foregoing. If any option which has been granted expires or terminates for any reason without having been exercised in full, the unpurchased shares will again become available for purposes of the Plan.

     5.   ANNUAL OFFERINGS.

     The Plan will be implemented by ten annual offerings (the "Offerings") of the Company's Common Stock, which Offerings shall begin on any date designated by the Board in 1998 and on May 1 in each of the years 1999 through 2007 (the "Offering Commencement Date") and shall terminate for each Offering 27 months after the Offering Commencement Date for such Offering (the "Offering Termination Date"); PROVIDED, HOWEVER, that the Board reserves the right, at its sole discretion, to decide not to have an Offering during any year. The maximum number of shares that may be offered during any annual Offering shall be determined by the Board, but shall not exceed 20,000 shares, plus any shares that were not subscribed for in any prior Offerings.

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     6.   PARTICIPATION.

          (a) COMMENCEMENT OF PARTICIPATION. An eligible Employee may become a participant by completing a payroll deduction authorization form provided by the Company and filing it with the Company at such time and in such manner as the Committee prescribes (but in no event later than 30 days after the Offering Commencement Date), and such authorization will become effective on the first day of the next payroll period. Such payroll deduction authorization form shall set forth the number of shares of Common Stock that the Employee wishes to purchase.

          (b) PERIOD OF PAYROLL DEDUCTIONS. Payroll deductions for a participant will commence with the first payroll period after such participant's authorization for a payroll deduction becomes effective and will end no later than two years after such commencement (but in no event later than the Offering Termination Date) unless sooner terminated by the participant as provided in Section 11 hereof.

          (c) NO EMPLOYMENT RIGHTS. Nothing in the Plan will confer on a participant the right to continue in the employment of the Company or will limit or restrict the right of the Company to terminate the employment of a participant at any time with or without cause.

          (d) NO INTEREST IN STOCK UNTIL PURCHASE. A participant will have no interest in any Common Stock to be purchased under the Plan or any rights as a stockholder with respect to such Common Stock until the Common Stock has been fully paid for and purchased as set forth in Section 9 hereof.

     7.   GRANTING OF OPTION.

          (a) NUMBER OF OPTION SHARES. Subject to the limits of Section 3 above and Section 7(c) below, for each Offering, a participant will be deemed to have been granted an option to purchase such number of full shares of Common Stock as are equal to the quotient of (i) 20% of such Participant's Base Pay on the Offering Commencement Date for such Offering, divided by (ii) the option price for such Offering, as determined in
     Section 7(b) below.

          (b) OPTION PRICE. The option price of the Common Stock for each Offering shall be equal to the closing price of the Common Stock on the last business day immediately prior to the Offering Commencement Date of such Offering (or the nearest prior business day on which trading occurred) on the NASDAQ National Market System or such other exchange or market trading system upon which the Common Stock shall then be trading.

          (c) OVERSUBSCRIPTION OF OFFERING. During any Offering, if participants in the Plan subscribe for more than the maximum number of shares of Common Stock for such Offering (as determined in Section 5 hereof), the Committee shall reduce the number of

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     shares subscribed for by the participants to the maximum shares offered in the Offering. The Committee shall make such reduction in a manner that it deems to be fair and equitable under the circumstances.

     8.   PAYROLL DEDUCTIONS.

          (a) AMOUNT OF DEDUCTION. The shares of Common Stock that the participant subscribes for shall be paid for in equal installments over six months, one year or two years (as selected by the participant) through a payroll deduction program established by the Committee. At the time a participant files his payroll deduction authorization form, the participant will elect to have deductions made from the participant's Base Pay on each payday in equal amounts over the following six months, one year or two years (as selected by the participant), but in no event may a participant subscribe for more than the number of shares that the participant was granted an option for under Section 7(a).

          (b) PARTICIPANT'S ACCOUNT; PREPAYMENT. All payroll deductions made for a participant will be credited to the participant's account under the Plan. At any time before a participant has made the final payroll deduction for such Offering, a participant may make a single prepayment of the entire balance of his subscription remaining unpaid at the time of such prepayment.

          (c) NO SUBSEQUENT CHANGES IN PAYROLL DEDUCTIONS. A participant may suspend or discontinue the participant's participation in the Plan as provided in Section 11 hereof, but no other changes can be made during an Offering (other than a prepayment under Section 8(b) above), and specifically, a participant may not alter the amount of his payroll deduction for that Offering.

     9.   EXERCISE OF OPTION.

     Unless a participant gives written notice to the Company as provided in
Section 11, the participant's option for the purchase of Common Stock with payroll deductions made during an Offering will be deemed to have been exercised automatically on the earlier of (i) the date on which the accumulated payroll deductions in a participant's account equals the full amount of the purchase price for the number of shares subscribed for by the participant, (ii) the date of any prepayment in accordance with Section 8(b) hereof, or (iii) the Offering Termination Date. Fractional shares will not be issued under the Plan. Any excess cash amounts credited to a participant's account will be returned to the participant.

     10.  DELIVERY OF SHARES.

     As promptly as practicable after a participant has purchased shares of Common Stock in accordance with Section 9, the Company shall arrange the delivery to each participant, as

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appropriate, including, but not limited to, direct deposit into a book entry account or brokerage account, the shares purchased upon exercise of his or her option.

     11.  WITHDRAWAL FROM PAYROLL DEDUCTION ACCOUNT.

          (a) RIGHT TO WITHDRAW. By written notice to the Company, at any time prior to the exercise of the option for a particular Offering (as described in Section 9 above) when the purchase price for the shares subscribed for by the participant for such Offering has been fully paid, a participant may elect to withdraw all the accumulated payroll deductions credited to his or her account for such Offering. Such notice will be on a form provided by the Committee for that purpose. All such amounts will be paid to the participant promptly after receipt of the participant's notice of withdrawal, and no further payroll deductions will be made from the participant's pay thereafter.

          (b) EFFECT OF WITHDRAWAL ON SUBSEQUENT PARTICIPATION. A participant who suspends or discontinues participation in any Offering may not resume participation in the Plan until the next Offering.

          (c) TERMINATION OF EMPLOYMENT. Upon termination of a participant's employment for any reason other than death, disability or retirement that entitles the participant to an early or normal retirement benefit under any defined benefit pension plan of the Company, participation in the Plan will immediately terminate and the payroll deductions credited to his or her account will be delivered to the participant, or, in the case of the participant's death subsequent to the termination of the participant's employment, to the person or persons entitled thereto under Section 14 as promptly as practicable.

          (d) TERMINATION OF EMPLOYMENT DUE TO DEATH, ETC. Upon termination of a participant's employment because of death, disability or retirement that entitles the participant to an early or normal retirement benefit under any defined benefit pension plan of the Company, the participant or, in the event of death, the participant's beneficiary (as defined in Section 14) will have the right to elect, by written notice given to the Company, on a form provided by the Committee for such purpose, within 60 days after such termination, either:

               (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

               (ii) to exercise the participant's option for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions credited to the participant's account at the date of the participant's termination of employment will purchase at the applicable option price, with any excess in such account to be returned to the participant or the participant's beneficiary.

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     In the event that no such written notice of election is duly received by the Company within such 60-day period after the termination, the participant or beneficiary will automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death and the same will be paid promptly to the participant or the participant's beneficiary.

     12.   NO INTEREST.

     No interest will be paid on any money paid into the Plan or credited to the account of any participant.

     13.   ADMINISTRATION.

           (a) APPOINTMENT OF COMMITTEE; AUTHORITY. The Plan will be administered by a Committee appointed by the Board, but in the absence of any such appointment, the Committee shall be the Compensation Committee of the Board. The Committee shall have the full power, subject to and within the limits of the express provisions of the Plan, to construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, will generally determine all questions of policy and expediency that may arise, may correct any defect, or rectify any omission or reconcile any inconsistency in the Plan or in any instrument associated with the Plan in a manner and to the extent it will deem necessary or expedient to make the Plan fully effective. The Committee may employ such other persons to assist it in the administration of the Plan, including, but not limited to, a brokerage firm, bank or other financial institution to assist in the purchase of shares, delivery of reports or other administrative aspects of the Plan.

           (b) RESTRICTIONS ON EXERCISE. The Committee may, in its discretion, require as conditions to the exercise of any option (i) that the shares of Common Stock reserved for issuance upon the exercise of the option have been duly listed, upon official notice of issuance, upon an exchange or the NASDAQ National Market System, (ii) that a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares will be effective, and (iii) that all material information respecting the business and financial conditions of the Company has been disclosed to the public.

          (c) TAX WITHHOLDING REQUIREMENTS. The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to all applicable tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a participant of any Common Stock acquired pursuant to the Plan. The Company may require a participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such participant.

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     14.  DESIGNATION OF BENEFICIARY.

     A participant may file a written designation of a beneficiary who is to receive any Common Stock and/or cash credited to the participant's account under the Plan at the participant's death. Such designation of beneficiary may be changed by the participant at any time by written notice on a form supplied by the Committee. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, the Committee will cause such Common Stock and/or cash to be delivered to such beneficiary.
In the event of a death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Committee will cause such Common Stock and/or cash to be delivered to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Committee), the Committee in its discretion, may cause such Common Stock and/or cash to be delivered to the spouse or to any one or more dependents of the participant as the Committee may designate. No beneficiary will, prior to the death of the participant by whom he has been designated, acquire any interest in the Common Stock or cash credit to the participant under the Plan.

     15.  TRANSFERABILITY.

     No amounts, whether cash or Common Stock, credited to a participant's account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant otherwise than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition will be without effect, except that the Committee may treat such act as an election to withdraw funds in accordance with Section 11.

     16.  USE OF FUNDS.

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company will not be obligated to segregate such payroll deductions.

     17.  EFFECT OF CHANGES OF COMMON STOCK.

     The Board may make or provide for such adjustments in the maximum number of shares specified in Section 4 and the price at which shares of Common Stock are to be purchased under the Plan as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

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     18.  REPORTS.

     Annually, the Company shall provide or cause to be provided to each participant a report of the participant's contributions to the Plan.

     19.  EQUAL RIGHTS AND PRIVILEGES.

     All eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and related regulations. Any provisions of the Plan which is inconsistent with
Section 423 or any successor provision of the Code shall without further act or amendment by the Company be reformed to comply with the requirements of Section
423. This Section 19 shall take precedence over all other provisions in the Plan.

     20.  AMENDMENT OR TERMINATION.

     The Board may at any time terminate or amend the Plan in any respect, and if no earlier action is taken, the Plan will terminate as of July 1, 2007; PROVIDED, HOWEVER, that any Offerings that have commenced prior to such date shall continue in accordance with the terms of such Offerings. Except as provided in Section 17 hereof, no termination or amendment will affect or change options previously granted to any participant, nor may any amendment be made that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto, including, without limitation, shareholder approval if required.

     21.  NOTICES.

     All notices or other communications by a participant to the Committee or the Company under or in connection with the Plan will be in writing on a form provided by the Committee and be deemed to have been duly given when received by the Human Resources Department of the Company.

     22.  APPROVAL OF STOCKHOLDERS.

     The Plan has been adopted by the Board, but is subject to (i) the approval of the stockholders of the Company at the 1998 annual meeting and (ii) the completion of an initial public offering.


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